SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 August 4, 1998
                                 Date of Report
                        (Date of earliest event reported)


                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

             02-22756                                    06-1481060
    (Commission File Number)               (IRS Employer Identification No.)


                                7 Commerce Drive
                           Danbury, Connecticut 06810
               (Address of principal executive offices) (Zip Code)



                                 (203) 794-1100
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.

     On August 4, 1998, pursuant to a Merger Agreement dated February 19, 1998 (the "Merger Agreement"), by and among NOW Technologies, Inc., a Minnesota corporation ("NOW"), ATMI, Inc. a Delaware corporation ("ATMI"), and Glide Acquisition, Inc., a newly-formed, wholly-owned Delaware subsidiary of ATMI ("Merger Subsidiary"), Merger Subsidiary merged with and into NOW, with NOW being the surviving corporation (the "Merger"). As a result of the Merger, NOW became a wholly-owned subsidiary of ATMI.

     Pursuant to the Merger, each outstanding share of NOW Common Stock was converted into .865338 shares of ATMI Common Stock. In the aggregate, 1,593,952 shares of ATMI Common Stock were issued in the Merger. The number of shares of ATMI Common Stock issued in the Merger was determined pursuant to an exchange ratio set forth in the Merger Agreement which was established through negotiations among the parties. In addition, each outstanding option to purchase one share of NOW Common Stock was converted into a stock option to purchase
 .865338 shares of ATMI Common Stock under a stock option plan of ATMI.

     The Merger is intended to be a tax-free transaction under the Internal Revenue Code of 1986, as amended (the "Code"), and will be accounted for as a pooling of interests. NOW manufactures proprietary, state-of-the-art, high performance containers and dispensing systems for advanced purity chemicals used in the manufacture of microelectronics, particularly semiconductor integrated circuits and active matrix flat panel displays. ATMI intends to continue the business currently performed by NOW as a division of ATMI.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired

          (1) Consolidated financial statements for NOW Technologies, Inc. and Subsidiaries

               (A) Audited consolidated financial statements for the year ended March 31, 1998 (incorporated by reference herein to ATMI, Inc. Amendment No. 3 to Form S-4, Registration No. 333-51333).

               (B) Unaudited consolidated financial statements for the six months ended June 30, 1998.

                    The foregoing financial statements are included on pages 4 through 8 of this report.

     (b)  Pro Forma Financial Information

          (1)  Unaudited Pro Forma Combined Financial Statements for ATMI, Inc.

               (A) Unaudited pro forma combined financial statements for the year ended December 31, 1997 (stated to reflect the acquisitions of NOW Technologies, Inc. and Subsidiaries on August 4, 1998).

               (B) Unaudited pro forma combined financial statements as of and for the six months ended June 30, 1998 (stated to reflect the acquisitions of NOW Technologies, Inc. and Subsidiaries on August 4, 1998).

                    The foregoing pro forma financial statements are included on pages 9 through 14 of this report.


     (c)  Exhibits.

          2.01 Merger Agreement by and among ATMI, Inc., Glide Acquisition, Inc. and NOW Technologies, Inc. dated as of February 19, 1998 (Exhibit
               2.03 to ATMI's Registration Statement on Form S-1, Registration No. 333-46609). (1)

         23.01 Consent of Deloitte & Touche LLP. (2)
        -------------

         (1) Incorporated by reference herein.

         (2) Filed herewith.

                     NOW Technologies, Inc. and Subsidiaries
                           Consolidated Balance Sheet
                                   (unaudited)

                                                          June 30, 1998
                                                          -------------
Assets
Current assets:
   Cash and cash equivalents                              $  1,818,000
   Accounts receivable, net                                  1,399,000
   Inventories                                               1,856,000
   Prepaid expenses and other                                  573,000
   Deferred income taxes                                       111,000
                                                          ------------
Total current assets                                         5,757,000

Property and equipment, net                                  4,310,000

Other long-term assets, net                                    166,000
                                                          ------------
                                                          $ 10,233,000
                                                          ============

Liabilities and stockholders' equity
Current liabilities:
   Accounts payable                                       $    511,000
   Accrued expenses                                            473,000
   Industrial revenue bond payable                           2,900,000
                                                          ------------
Total current liabilities                                    3,884,000

Stockholders' equity:
    Undesignated stock, 1,000,000 shares authorized,
      none issued or outstanding                                     -
    Common stock, par value $.01: 4,000,000
      shares authorized; Shares issued and
      outstanding 1,842,000                                     18,000
    Additional paid-in capital                               1,498,000
    Retained earnings                                        4,865,000
     Less stockholders' receivables                            (32,000)
                                                          ------------
Total stockholders' equity                                   6,349,000
                                                          ------------
                                                          $ 10,233,000
                                                          ============

See accompanying notes.

                     NOW Technologies, Inc. and Subsidiaries
                        Consolidated Statement of Income
                                   (unaudited)

                                                       Six months ended
                                                         June 30, 1998
                                                          -----------
Sales                                                     $ 6,043,000
Cost of sales                                               3,192,000
                                                          -----------
Gross profit                                                2,851,000

Operating expenses:
   Research and development                                   146,000
   Selling, general and administrative                      2,503,000
                                                          -----------
                                                            2,649,000
                                                          -----------
Operating income                                              202,000

Interest income                                                71,000
Interest expense                                              (70,000)
Other income                                                   51,000
                                                          -----------
Income before taxes                                           254,000
Income taxes                                                   81,000
                                                          -----------

Net income                                                $   173,000
                                                          ===========
Net income per share-basic                                $      0.09
                                                          ===========

Net income per share-assuming dilution                    $      0.09
                                                          ===========

Weighted average shares outstanding-basic                   1,835,000
                                                          ===========

Weighted average shares outstanding-assuming dilution       1,878,000
                                                          ===========

See accompanying notes.

                     NOW Technologies, Inc. and Subsidiaries
                      Consolidated Statement of Cash Flows
                                   (unaudited)

                                                    Six months ended June
                                                         30, 1998
                                                   -----------------------
Operating activities
Net income                                            $   173,000
Adjustments to reconcile net income to net cash
  used by operating activities:
     Depreciation and amortization                        503,000
     Deferred income taxes                                 28,000
     Changes in operating assets and liabilities
        Increase in accounts receivable                    (1,000)
        Increase in inventories                          (345,000)
        Increase in prepaid and other assets             (425,000)
        Increase in accounts payable                      198,000
        Decrease in accrued expenses                     (148,000)
        Decrease in other liabilities                    (107,000)
                                                      -----------
Total adjustments                                        (297,000)
                                                      -----------
Net cash used by operating activities                    (124,000)
                                                      -----------

Investing activities
Capital expenditures                                     (292,000)
                                                      -----------
Net cash used by investing activities                    (292,000)
                                                      -----------

Financing activities
Principal payments on industrial revenue bond
   and long-term debt                                    (221,000)
Proceeds from stockholders' receivable                     46,000
Proceeds from exercise of stock options                    35,000
                                                      -----------
Net cash used by financing activities                    (140,000)
                                                      -----------

Net decrease in cash and cash equivalents                (556,000)
Cash and cash equivalents, beginning of period          2,374,000
                                                      -----------
Cash and cash equivalents, end of period              $ 1,818,000
                                                      ===========

See accompanying notes.

                     NOW Technologies, Inc. and Subsidiaries
               Notes To Consolidated Interim Financial Statements
                                   (unaudited)

1. Basis of Presentation

     The accompanying unaudited interim financial statements of NOW Technologies, Inc. and Subsidiaries (the "Company") have been prepared in accordance with the instructions to Form 10-Q and Rule 10.01 of Regulation S-X and do not include all of the financial information and disclosures required by generally accepted accounting principles.

     In the opinion of the management of the Company the financial information contained herein has been prepared on the same basis as the audited Consolidated Financial Statements for the year ended March 31, 1998 contained in the Registration Statement on Form S-4 of ATMI, Inc. (Registration No.333-51333) and includes adjustments (consisting only of normal recurring adjustments) necessary to present fairly the unaudited quarterly results set forth herein. The Company's quarterly results have, in the past, been subject to fluctuation and, thus, the operating results for any quarter are not necessarily indicative of results for any future fiscal period.

2. Per Share Data

     In 1997, the Financial Accounting Standards Board (FASB) issued SFAS No. 128, "Earnings per Share," which was adopted in the fourth quarter of 1997. This rule changes the way earnings per share is calculated and requires restatement of all reported prior period amounts. Under the new requirements, basic earnings per share is calculated by dividing net earnings by the weighted-average number of common shares outstanding during the period. The diluted earnings per share computation includes the effect of shares which would be issuable upon the exercise of outstanding stock options, reduced by the number of shares which are assumed to be purchased by the Company from the resulting proceeds at the average market price during the period.

     The following table presents the computation of basic and diluted earnings per share for the six months ended June 30, 1998:

Numerator:
      Net income                                 $   240,000
                                                 ===========

Denominator:
  Denominator for basic earnings per share-
   weighted-average shares                         1,835,000
  Dilutive effect of stock options                    43,000
                                                   ---------
Denominator for diluted earnings per share         1,878,000
                                                   =========

Net income per share-basic                       $      0.09
                                                 ===========

Net income per share-assuming dilution           $      0.09
                                                 ===========

3. Mergers and Acquisitions

     On August 4, 1998, pursuant to a Merger Agreement dated February 19, 1998 (the "Merger Agreement"), by and among NOW Technologies, Inc., a Minnesota corporation ("NOW"), ATMI, Inc. a Delaware corporation ("ATMI"), and Glide Acquisition, Inc., a newly-formed, wholly-owned Delaware subsidiary of ATMI ("Merger Subsidiary"), Merger Subsidiary merged with and into NOW, with NOW being the surviving corporation (the "Merger"). As a result of the Merger, NOW became a wholly-owned subsidiary of ATMI.

     Pursuant to the Merger, each outstanding share of NOW Common Stock was converted into .865338 shares of ATMI Common Stock. In the aggregate, 1,593,952 shares of ATMI Common Stock were issued in the Merger. The number of shares of ATMI Common Stock issued in the Merger was determined pursuant to an exchange ratio set forth in the Merger Agreement which was established through negotiations among the parties. In addition, each outstanding option to purchase one share of NOW Common Stock was converted into a stock option to purchase
 .865338 shares of ATMI Common Stock under a stock option plan of ATMI.

     The Merger is intended to be a tax-free transaction under the Internal Revenue Code of 1986, as amended (the "Code"), and will be accounted for as a pooling of interests. NOW manufactures proprietary, state-of-the-art, high performance containers and dispensing systems for advanced purity chemicals used in the manufacture of microelectronics, particularly semiconductor integrated circuits and active matrix flat panel displays. ATMI intends to continue the business currently performed by NOW as a division of ATMI.

           Unaudited Pro Forma Condensed Combined Financial Statements

     The following unaudited pro forma condensed combined balance sheet at June 30, 1998 and the unaudited pro forma condensed combined statements of income for the six months ended June 30, 1998 and 1997 and for the year ended December 31, 1997 give effect to the Merger completed on August 4, 1998, as if the Merger had occurred on January 1, 1997 for purposes of the statements of operations and at June 30, 1997 for the condensed combined balance sheet. Under the Merger Agreement, NOW became a wholly-owned subsidiary of ATMI and each share of NOW Common Stock was converted into .865338 shares of ATMI Common Stock. In the aggregate, 1,593,952 shares of ATMI Common Stock were issued in the Merger. The pro forma information gives effect to the Merger under the pooling-of-interests method and to the adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements.

     The unaudited pro forma condensed combined financial statements may not be indicative of the results that would have occurred if the Merger had been consummated as of the dates indicated or the operating results which may be obtained by ATMI in the future. The unaudited pro forma condensed combined financial statements should be read in conjunction with the consolidated financial statements, including the related notes thereto, and other financial information included in ATMI's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1997 and ATMI's Quarterly Report on Form 10-Q for the six months ended June 30, 1998.

                                                      ATMI, INC
                                PRO FORMA CONDENSED COMBINED BALANCE SHEET (Unaudited)
                                                   June 30, 1998
                                                   (in thousands)


                                                                                  Pro Forma       Pro Forma
                                                         ATMI           NOW      Adjustments     ATMI and NOW
                                                      ---------     ----------   -----------    -------------
Assets
Current assets:
   Cash and cash equivalents                       $  13,205        $   1,818                      $  15,023
   Marketable securities                              73,901               --                         73,901
   Accounts receivable, net                           16,775            1,399                         18,174
   Notes and other receivables                         1,269               --                          1,269
   Inventories                                         9,815            1,856                         11,671
   Prepaid expenses and other                          4,612              573     $ (425)(b)           4,760
   Deferred income taxes                                  --              111                            111
                                                    ---------        ---------                      ---------
Total current assets                                 119,577            5,757                        124,909

Property and equipment, net                           38,465            4,310                         42,775

Goodwill and other long-term assets, net               6,423              166                          6,589
                                                    ---------        ---------                      ---------
                                                   $ 164,465        $  10,233                      $ 174,273
                                                    =========        =========                      =========

Liabilities and stockholders' equity
Current liabilities:
   Accounts payable                                $   2,545        $     511                      $   3,056
   Accrued expenses                                    7,564              473     $1,175(b)            9,212
   Current portion of debt                             4,168            2,900                          7,068
                                                    ---------        ---------                      ---------
Total current liabilities                             14,277            3,884                         19,336

Long-term debt, less current portion                  13,451               --                         13,451
Deferred income taxes and other long-term
  liabilities                                          5,355               --                          5,355

Minority interest                                        663               --                            663
Stockholders' equity:
    Common stock                                         205               18       (18)(a)              221
                                                                                     16 (a)
    Additional paid-in capital                       103,093            1,498         2 (a)          104,593
    Cumulative translation adjustment                   (917)              --                           (917)
    Retained earnings                                 28,338            4,865    (1,600)(b)           31,603
    Less stockholders' receivables                        --              (32)                           (32)
                                                    ---------        ---------                      ---------
Total stockholders' equity                           130,719            6,349                        135,468
                                                    ---------       ----------                      ---------
                                                   $ 164,465        $  10,233                      $ 174,273
                                                    =========       ==========                      =========

See accompanying notes.

                                                      ATMI, INC.
                             PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME (Unaudited)
                                           Year Ended December 31, 1997
                             (in thousands, except shares outstanding and per share data)

                                                   Year Ended       Year Ended
                                                  December 31,       March 31,
                                                      1997              1998       Pro Forma        Pro Forma
                                                      ATMI              NOW        Adjustments     ATMI and NOW
                                                ---------------  --------------    -----------  -------------------
Revenues:
   Product revenues                                 $ 92,757         $ 14,855                      $ 107,612
   Contract revenues                                   9,120               --                          9,120
                                                    ---------        ---------                      ---------
Total revenues                                       101,877           14,855                        116,732
Cost of revenues:
   Cost of product revenues                           40,817            7,353                         48,170
   Cost of contract revenues                           7,867               --                          7,867
                                                    ---------        ---------                      ---------
Total cost of revenues                                48,684            7,353                         56,037
                                                    ---------        ---------                      ---------
Gross profit                                          53,193            7,502                         60,695
Operating expenses:
   Research and development (c)                       10,581              246         $ 701           11,528
   Selling, general and administrative (c)            23,153            5,102          (701)          27,554
   Non-recurring expenses                              9,000               --                          9,000
                                                    ---------        ---------                      ---------
                                                      42,734            5,348                         48,082
                                                    ---------        ---------                      ---------
Operating income                                      10,459            2,154                         12,613
Interest income                                        1,482              110                          1,592
Interest expense                                      (1,810)            (130)                        (1,940)
Other income                                             233               71                            304
                                                    ---------        ---------                      ---------
Income before taxes and minority interest             10,364            2,205                         12,569
Income taxes                                           5,941              697                          6,638
                                                    ---------        ---------                      ---------
Income before minority interest                        4,423            1,508                          5,931
Minority interest                                        (2)               -                              (2)
                                                    ---------        ---------                      ---------
Net income (b)                                      $  4,421         $  1,508                     $    5,929
                                                     ========         ========                     ==========

Net income per share-basic (e)                         $0.26            $0.82
                                                     ========         ========

Net income per share-assuming dilution (e)             $0.24            $0.80
                                                     ========         ========

Net income per share-basic (d)                                                                         $0.32
                                                                                                    =========

Net income per share-assuming dilution (d)                                                             $0.29
                                                                                                    ==========

Weighted average shares outstanding-basic (e)     17,288,000        1,830,000
                                                  ==========        =========

Weighted average shares
   outstanding-assuming dilution (e)              18,660,000        1,874,000
                                                  ==========        =========

Weighted average shares outstanding-basic (d)                                                     18,802,000
                                                                                                  ==========

Weighted average shares
   outstanding-assuming dilution (d)                                                              20,354,000
                                                                                                  ==========

See accompanying notes.

                                                      ATMI, INC.
                                   PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                      (Unaudited) Six months ended June 30, 1997
                              (in thousands, except shares outstanding and per share data)


                                                                                   Pro Forma            Pro Forma
                                                        ATMI             NOW       Adjustments       ATMI and NOW
                                                   --------------  --------------  --------------   ---------------
Revenues:
   Product revenues                                $  41,134       $    7,683                           $ 48,817
   Contract revenues                                   4,900               --                              4,900
                                                   ----------        ---------                          ---------
Total revenues                                        46,034            7,683                             53,717
Cost of revenues:
   Cost of product revenues                           18,862            3,657                             22,519
   Cost of contract revenues                           4,039               --                              4,039
                                                   ----------       ----------                          ---------
Total cost of revenues                                22,901            3,657                             26,558
                                                   ----------       ----------                          ---------
Gross profit                                          23,133            4,026                             27,159
Operating expenses:
   Research and development (c)                        5,108              105         $ 387                5,600
   Selling, general and administrative (c)            10,931            2,530          (387)              13,074
                                                   ----------       ----------                          ---------
                                                      16,039            2,635                             18,674
                                                   ----------       ----------                          ---------
Operating income                                       7,094            1,391                              8,485
Interest income                                          781               28                                809
Interest expense                                        (825)             (69)                              (894)
Other income                                              17               39                                 56
                                                   ----------       ----------                          ---------
Income before taxes and minority interest              7,067            1,389                              8,456
Income taxes                                           1,910              414                              2,324
                                                   ----------       ----------                          ---------
Income before minority interest                        5,157              975                              6,132
Minority interest                                        (25)              --                                (25)
                                                   ----------       ----------                          ---------
Net income (b)                                    $    5,132       $      975                         $    6,107
                                                  ===========      ===========                         ==========

Net income per share-basic (e)                         $0.30           $0.53
                                                  ===========      ===========

Net income per share-assuming dilution (e)             $0.27           $0.52
                                                  ===========      ===========


Net income per share-basic (d)                                                                             $0.32
                                                                                                      ===========

Net income per share-assuming dilution (d)                                                                 $0.30
                                                                                                      ===========

Weighted average shares outstanding-basic (e)     17,388,000        1,824,000
                                                  ==========        =========

Weighted average shares outstanding-assuming
   dilution (e)                                   18,745,000        1,878,000
                                                  ==========        =========


Weighted average shares outstanding-basic (d)                                                         18,902,000
                                                                                                      ==========
Weighted average shares outstanding-assuming
   dilution (d)                                                                                       20,437,000
                                                                                                      ==========

See accompanying notes.

                                                      ATMI, INC.
                                     PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                            (Unaudited) Six months ended
                                                    June 30, 1998
                              (in thousands, except shares outstanding and per share data)


                                                                                   Pro Forma          Pro Forma
                                                        ATMI             NOW       Adjustments     ATMI and NOW
                                                   --------------  --------------  --------------  -------------
Revenues:
   Product revenues                                 $ 44,583        $   6,043                         $ 50,626
   Contract revenues                                   4,423              --                             4,423
                                                    ---------       ----------                        ---------
Total revenues                                        49,006            6,043                           55,049
Cost of revenues:
   Cost of product revenues                           20,141            3,192                           23,333
   Cost of contract revenues                           3,343               --                            3,343
                                                    ---------       ----------                        ---------
Total cost of revenues                                23,484            3,192                           26,676
                                                    ---------       ----------                        ---------
Gross profit                                          25,522            2,851                           28,373
Operating expenses:
   Research and development (c)                        6,053              146         $ 241              6,440
   Selling, general and administrative (c)            11,340            2,503          (241)            13,602
                                                    ---------       ----------                        ---------
                                                      17,393            2,649                           20,042
                                                    ---------       ----------                        ---------
Operating income                                       8,129              202                            8,331
Interest income                                        1,629               71                            1,700
Interest expense                                        (797)             (70)                            (867)
Other income                                             160               51                              211
                                                    ---------       ----------                        ---------
Income before taxes and minority interest              9,121              254                            9,375
Income taxes                                           3,054               81                            3,135
                                                    ---------       ----------                        ---------
Income before minority interest                        6,067              173                            6,240
Minority interest                                        (68)              --                              (68)
                                                    ---------       ----------                        ---------
Net income (b)                                    $    5,999       $      173                       $    6,172
                                                   ==========       ==========                       ==========

Net income per share-basic (e)                         $0.32            $0.09
                                                   ==========       ==========

Net income per share-assuming dilution (e)             $0.30            $0.09
                                                   ==========       ==========

Net income per share-basic (d)                                                                           $0.31
                                                                                                      =========

Net income per share-assuming dilution (d)                                                               $0.29
                                                                                                      =========

Weighted average shares outstanding-basic (e)     18,681,000        1,835,000
                                                  ==========        =========

Weighted average shares outstanding-assuming
   dilution (e)                                   19,936,000        1,878,000
                                                  ==========        =========

Weighted average shares outstanding-basic (d)                                                       20,195,000
                                                                                                   ===========
Weighted average shares outstanding-assuming
   dilution (d)                                                                                     21,625,000
                                                                                                   ===========

See accompanying notes.

Notes To Unaudited Pro Forma Condensed Combined Financial Statements


(a) Pursuant to the Merger Agreement, NOW became a wholly-owned subsidiary of ATMI. Upon consummation of the Merger, ATMI issued 1,593,952 shares of its common stock upon the conversion of all of the issued and outstanding shares of NOW's common stock. The unaudited pro forma condensed combined financial statements assume that all 1,593,592 shares of ATMI common stock were issued to the NOW shareholders in accordance with the terms of the Merger Agreement. The effect of this transaction is to decrease the common stock of NOW by $18,000 and to increase the combined stated common stock of ATMI and NOW by $16,000 and additional paid in capital by $2,000 to reflect the par value of ATMI common stock at the Merger.

(b) The unaudited pro forma condensed combined balance sheet includes $1,600,000 of transaction costs associated with the Merger. As of June 30, 1998, transaction costs of approximately $193,000 and $232,000 for ATMI and NOW, respectively, were included in other current assets. The pro forma condensed combined balance sheet has been adjusted to eliminate such costs and to recognize additional accrued expenses equivalent to the expected transaction costs associated with the Merger. Retained earnings have been adjusted to reflect a net of tax charge to earnings as if the Merger had occurred on such date. The unaudited pro forma condensed combined statements of operations do not include costs associated with the transaction, which are expected to approximate $1,600,000 in the aggregate and will be charged to earnings in the third quarter of 1998.

(c) The unaudited pro forma condensed combined statement of income includes the reclassification of various NOW engineering salaries from selling, general and administrative expense to research and development expense to conform to ATMI's classification of such costs.

(d) Net income per common share has been computed based upon the weighted average number of common shares outstanding of ATMI and the equivalent shares exchanged in the pooling of interests for the Merger of 1,593,952 shares. Net income per common share-assuming dilution has been computed including the effect of shares which will be issuable upon the exercise of outstanding stock options. The dilutive effect of stock options is approximately 106,000 shares.

(e) The calculation of net income per common share has been computed based upon the weighted average shares outstanding as derived from the historical consolidated financial statements of ATMI and NOW.

Exhibit 23.01



INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in the Registration Statements pertaining to the 1998 Employee Stock Purchase Plan (Form S-8 No. 333-55827), the 1998 Stock Option Plan (Form S-8 No. 333-56349), the 1997 Stock Option Plan (Form S-8 No. 333-49561), the 1995 Stck Option Plan (Form S-8 No. 33-93048), and the 1987 Stock Option Plan (Form S-8 No. 33-77060) of ATMI, Inc. of our report dated May 1, 1998 and contained in Amendment No. 3 to Registration Stateemnt No. 333-51333 of ATMI, Inc. on Form S-4 under the Securities Act of 1933 insofar as such report relates to the financial statments of NOW Technologies, Inc. and Subsidiaries as of March 31, 1998 and 1997 and for each of the three years in the period ended March 31, 1998.


Deloitte & Touche LLP
Minneapolis, Minnesota
October 5, 1998

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 9, 1998              ATMI, INC.

                                     /s/ Daniel P. Sharkey
                                     Daniel P. Sharkey
                                     Vice President, Chief Financial Officer and
                                     Treasurer (Chief Accounting Officer)